united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 3/31/17

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2017

1-877-413-3228
www.13DActivistFund.com

Distributed by ALPS Distributors, Inc.
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

TO SHAREHOLDERS OF THE

13D ACTIVIST FUND

March 31, 2017

The six month period ending March 31, 2017 was another strong period for the Fund. The Fund was up 12.77%, net of fees and expenses, during this six month period versus 10.12% for the S&P500. With the exception of the six month Valeant-plagued period from August 2015 through January 2016, the fund has consistently outperformed the S&P500 and this past six months have been a continuation of such outperformance. Even after the black swan period of 2015 where Valeant caused investors to swarm in droves away from anything “activist”, the Fund has an annualized rate of return of 15.79%, net of fees and expenses, versus 15.33% for the S&P500. Our outperformance is simply due to providing the purest exposure to one of the most successful, non-correlated investment strategies, shareholder activism, and our ability to select the premier activist engagements – last year our 13 best positions were comprised of ten different activists.

Clearly, with a new presidential administration the market performance over the next year or two will depend in large part on political factors and social and economic plans that are or are not implemented. We are not macroeconomic-intensive investors and will leave the short term predictions about how the stock market and the economy will fare to others. What we will discuss and what we do have expertise in is how the political landscape may effect shareholder activism in the United States.

●	Regulatory Reform: With Carl Icahn as President Trump’s Special Advisor on Regulatory Reform, we do not expect to see any significant anti-activism regulation or rule changes. While we never thought that potential rule changes to 13D filings would ever get off the ground in any meaningful way, we think it is now even less likely. Further, good governance rule changes benefiting shareholders, such as universal ballots, are more likely under this administration.

●	Deregulation: Deregulation is good for US corporations and accordingly benefits us as a long only fund. A deregulated environment will also put more of a premium on strong management that can act quickly and should lead to more operational activism. It is difficult for bad management to hide in quick moving environments.

●	Lower Corporate Taxes: Obviously, lower corporate taxes makes public companies more valuable on a P/E basis, which will benefit long only funds on an absolute basis. However, with respect to shareholder activism, lower taxes means more free cash flow, which will lead to more financial and balance sheet activism. We believe one of the most value-additive activist strategies is when a good activist investor joins the board of a good company, and management continues to generate free cash flow while the activist and its team of analysts assists the board in finding the best uses for the cash.

●	Repatriation of Foreign Cash: This will lead to more financial and balance sheet activism, but will also likely lead to more strategic activism. Many companies have already started

CN 13D000233 Exp 11/30/17

to look at potential acquisition targets in anticipation of the repatriation of cash at a much lower tax rate. The one company we have kept a particular eye on is Cisco. They are the fourth largest overseas cash holder with over $60 billion of foreign cash. They have shown an interest in one of our portfolio companies, Imperva, but Imperva management halted its strategic exploration review because they felt they could get a better price in the future. With Imperva’s improved operational performance and Cisco’s potential future cash windfall, Imperva shareholders could be just some of the beneficiaries of cash repatriation.

While President Trump’s economic agenda has several key elements that we believe will benefit activism and the Fund, the only thing that seems to be certain in the markets today is uncertainty. Nobody knows for sure what, if any, political programs will be passed and what the terms of those programs will be. This will lead to uncertainty in the equities markets, and activism is a strategy that does well on a relative basis in times of uncertainty. When investors cannot rely on a rising market to generate returns, catalysts like the ones inherent in activist campaigns, become more important on both an absolute and relative basis.

We hope to continue to bring to our investors over the next fiscal year and beyond the outsized returns that we believe an activist strategy offers.

CN 13D000233 Exp 11/30/17

13D Activist Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2017

The Fund’s performance figures* for the periods ended March 31, 2017, compared to its benchmark:

				Inception** -	Inception*** -
Annualized Average Returns:	Six Months	One Year	Five Year	March 31, 2017	March 31, 2017	NAV
13D Activist Fund - Class A	12.65%	24.72%	13.64%	15.48%	N/A	18.97
13D Activist Fund - Class A w/ load	6.16%	17.53%	12.30%	14.19%	N/A	20.12
13D Activist Fund - Class C	12.19%	23.78%	N/A	N/A	13.46%	19.05
13D Activist Fund - Class C w/ CDSC	12.19%	23.78%	N/A	N/A	N/A
13D Activist Fund - Class I	12.77%	25.00%	13.94%	15.79%	N/A	19.25
S&P 500 Total Return Index ****	10.12%	17.17%	13.30%	15.33%	14.82%	N/A

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.76%, 2.51% and 1.51% for Class A, C and I shares, respectively, per the January 30, 2017 Prospectus. Redemptions made within 30 days of purchase are subject to a redemption fee of 2.00%. Class A Shares are subject to a maximum sales charge of 5.75% on purchases. Class A and Class C shares are subject to a contingent deferred sales charge of up to 1.00%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

**	Inception date for Class A and Class I shares is December 28, 2011.

***	Inception for Class C shares date is December 11, 2012.

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of March 31, 2017

Top Holdings By Industry	% of Net Assets
Commercial Services	12.5%
Real Estate	7.7%
Internet	7.1%
Machinery - Construction & Mining	6.9%
Semiconductors	5.5%
Miscellaneous Manufacturer	5.4%
Retail	5.0%
Pipelines	4.3%
Machinery - Diversified	4.2%
Building Materials	4.0%
Other, Cash & Cash Equivalents	37.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

13D Activist Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

March 31, 2017

Shares		Value
	COMMON STOCK - 95.2%
	APPAREL - 3.4%
151,898	Deckers Outdoor Corp. *	$9,072,868

	BIOTECHNOLOGY - 2.6%
129,296	Bioverativ, Inc. *	7,041,460

	BUILDING MATERIALS - 4.0%
65,086	Armstrong Flooring, Inc. *	1,198,884
207,505	Armstrong World Industries, Inc.*	9,555,605
		10,754,489
	CHEMICALS - 3.9%
69,667	Air Products & Chemicals, Inc.	9,425,248
34,831	Versum Materials, Inc.	1,065,829
		10,491,077
	COMMERCIAL SERVICES - 12.5%
256,131	Advisory Board Co. *	11,986,931
247,225	Brink’s Co.	13,214,176
25,956	Herc Holdings, Inc. *	1,268,989
77,871	Hertz Global Holdings, Inc. *	1,365,857
122,597	Sotheby’s *	5,575,712
		33,411,665
	DIVERSIFIED FINANCIAL SERVICES - 3.6%
38,756	Alliance Data Systems Corp.	9,650,244

	FOOD - 3.8%
235,620	Mondelez International, Inc. - Class A	10,150,510

	HEALTHCARE - PRODUCTS - 4.0%
206,507	Baxter International, Inc.	10,709,453

	INSURANCE - 2.8%
168,258	Stewart Information Services Corp.	7,433,638

	INTERNET - 7.1%
233,461	Imperva, Inc. *	9,583,574
790,182	Pandora Media, Inc. *	9,332,049
		18,915,623

See accompanying notes to financial statements.

13D Activist Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

March 31, 2017

Shares		Value
	MACHINERY - CONSTRUCTION & MINING - 6.9%
419,244	ABB Ltd. - ADR	$9,810,310
273,903	Terex Corp.	8,600,554
		18,410,864
	MACHINERY - DIVERSIFIED - 4.2%
445,123	Manitowoc Co., Inc. *	2,537,201
446,183	Welbilt, Inc. *	8,758,572
		11,295,773
	MEDIA - 2.5%
212,780	Twenty-First Century Fox, Inc.	6,762,148

	MISCELLANEOUS MANUFACTURER - 5.4%
110,911	Pentair PLC	6,962,993
281,680	Trinity Industries, Inc.	7,478,604
		14,441,597
	PHARMACEUTICALS - 3.0%
119,276	Perrigo Co PLC	7,918,734

	PIPELINES - 4.3%
242,220	Cheniere Energy, Inc. *	11,449,739

	REAL ESTATE - 7.7%
236,042	CBRE Group, Inc. - Class A *	8,211,901
105,482	Howard Hughes Corp. *	12,367,765
		20,579,666
	RETAIL - 5.0%
41,618	Buffalo Wild Wings, Inc. *	6,357,150
15,864	Chipotle Mexican Grill, Inc. *	7,067,729
		13,424,879
	SEMICONDUCTORS - 5.5%
962,680	Marvell Technology Group Ltd.	14,690,497

	SOFTWARE - 2.5%
81,548	Citrix Systems, Inc. *	6,800,288

	TELECOMMUNICATIONS - 0.5%
14,013	LogMeIn, Inc.	1,366,267

	TOTAL COMMON STOCK (Cost - $219,828,050)	254,771,479

See accompanying notes to financial statements.

13D Activist Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

March 31, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 4.9%
	MONEY MARKET FUND - 4.9%
13,020,267	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.50% ** (Cost - $13,020,267)	$13,020,267

	TOTAL INVESTMENTS - 100.1% (Cost - $232,848,317) (a)	$267,791,746
	LIABILITIES IN EXCESS OF OTHER ASSETS - NET - (0.1)%	(244,804)
	NET ASSETS - 100.0%	$267,546,942

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2017.

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $236,303,022 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$42,222,628
Unrealized Depreciation:	(10,733,904)
Net Unrealized Appreciation:	$31,488,724

See accompanying notes to financial statements.

13D Activist Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

March 31, 2017

ASSETS
Investment securities:
At cost	$232,848,317
At value	$267,791,746
Dividends and interest receivable	261,054
Receivable for Fund shares sold	125,169
TOTAL ASSETS	268,177,969

LIABILITIES
Payable for Fund shares redeemed	264,538
Investment advisory fees payable	336,306
Distribution (12b-1) fees payable	30,183
TOTAL LIABILITIES	631,027
NET ASSETS	$267,546,942

Net Assets Consist Of:
Paid in capital	$234,813,933
Accumulated net investment loss	(2,353,421)
Accumulated net realized gain on investments	144,137
Net unrealized appreciation of investments and foreign currency translations	34,942,293
NET ASSETS	$267,546,942

Net Asset Value Per Share:
Class A Shares:
Net Assets	$46,629,994
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,458,451
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a,b)	$18.97
Maximum offering price per share (maximum sales charge of 5.75%)	$20.12

Class C Shares:
Net Assets	$24,242,811
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,272,809
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a,c)	$19.05

Class I Shares:
Net Assets	$196,674,137
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,217,685
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a)	$19.25

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

(b)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge (“CDSC”) may apply to redemptions made within twelve months of purchase.

(c)	Purchases are subject to a 1.00% CDSC of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

13D Activist Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended March 31, 2017

INVESTMENT INCOME
Dividends (net of $3,548 foreign taxes withheld)	$989,932
Interest	24,728
TOTAL INVESTMENT INCOME	1,014,660

EXPENSES
Investment advisory fees	1,909,088
Distribution (12b-1) fees - Class A (Note 4)	59,907
Distribution (12b-1) fees - Class C (Note 4)	118,463
TOTAL EXPENSES	2,087,458
NET INVESTMENT LOSS	(1,072,798)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	19,943,928
Foreign currency transactions	(3,496)
19,940,432
Net change in unrealized appreciation (depreciation) of:
Investments	11,315,939
Foreign currency translations	2,674
11,318,613

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	31,259,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,186,247

See accompanying notes to financial statements.

13D Activist Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2017	September 30, 2016
FROM OPERATIONS	(Unaudited)
Net investment loss	$(1,072,798)	$(1,494,099)
Net realized gain (loss) on investments	19,940,432	(18,430,836)
Net change in unrealized appreciation of investments and foreign currency	11,318,613	35,559,795
Net increase in net assets resulting from operations	30,186,247	15,634,860

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,069,037	4,022,639
Class C	1,025,876	1,455,365
Class I	20,067,051	49,844,575
Payments for shares redeemed:
Class A	(13,562,615)	(34,197,859)
Class C	(3,314,346)	(8,819,114)
Class I	(17,613,032)	(195,371,380)
Redemption fee proceeds:
Class A	240	2,855
Class C	123	1,153
Class I	982	9,560
Net decrease in net assets resulting from shares of beneficial interest	(10,326,684)	(183,052,206)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,859,563	(167,417,346)

NET ASSETS
Beginning of Period	247,687,379	415,104,725
End of Period*	$267,546,942	$247,687,379
*Includes accumulated net investment loss of:	$(2,353,421)	$(1,280,623)

See accompanying notes to financial statements.

13D Activist Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2017	September 30, 2016
	(Unaudited)
SHARE ACTIVITY
Shares Sold:
Class A	166,464	258,660
Class C	55,047	92,863
Class I	1,090,138	3,137,189
Shares Redeemed:
Class A	(766,101)	(2,359,176)
Class C	(184,552)	(572,677)
Class I	(969,300)	(12,944,030)
Net decrease in shares of beneficial interest outstanding	(608,304)	(12,387,171)

See accompanying notes to financial statements.

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the Six Months		For the Year	For the Year		For the Year	For the Year	For the Period
	Ended		Ended	Ended		Ended	Ended	Ended
	March 31, 2017		September 30, 2016	September 30, 2015		September 30, 2014	September 30, 2013	September 30, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$16.84		$15.27	$16.70		$15.11	$11.50	$10.00
Activity from investment operations:
Net investment loss (2)	(0.08)		(0.10)	(0.08)		(0.05)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	2.21		1.67	(0.41)		2.05	4.09	1.58
Total from investment operations	2.13		1.57	(0.49)		2.00	3.99	1.50
Paid-in-Capital from
redemption fees (2)(3)	0.00		0.00	0.00		0.00	0.00	0.00
Less distributions from:
Net realized gains	—		—	(0.94)		(0.41)	(0.38)	—
Net asset value, end of period	$18.97		$16.84	$15.27		$16.70	$15.11	$11.50
Total return (4)	12.65	% (7)	10.28%	-3.18	% (5)	13.54%	35.65%	15.00	% (6,7)
Net assets, end of period (000s)	$46,630		$51,510	$78,753		$85,667	$57,361	$139
Ratio of expenses to average net assets	1.75	% (8)	1.75%	1.75%		1.75%	1.75%	1.75	% (8)
Ratio of net investment loss to average net assets	-0.96	% (8)	-0.63%	-0.46%		-0.31%	-0.72%	-0.95	% (8)
Portfolio Turnover Rate	38	% (7)	119%	122%		85%	73%	76	% (7)

(1)	The 13D Activist Fund’s Class A commenced operations on December 28, 2011.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable sales load and redemption fees.

(5)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

(6)	As a result of a trade error, the Fund experienced a loss totaling $23 for the period ended September 30, 2012, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	For the Six Months		For the Year	For the Year		For the Year	For the Period
	Ended		Ended	Ended		Ended	Ended
	March 31, 2017		September 30, 2016	September 30, 2015		September 30, 2014	September 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$16.98		$15.50	$17.07		$15.55	$12.02
Activity from investment operations:
Net investment loss (2)	(0.15)		(0.22)	(0.21)		(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	2.22		1.70	(0.42)		2.11	3.70
Total from investment operations	2.07		1.48	(0.63)		1.93	3.53
Paid-in-Capital from
redemption fees (2)(3)	0.00		0.00	0.00		0.00	0.00
Less distributions from:
Net realized gains	—		—	(0.94)		(0.41)	(0.00	) (3)
Net asset value, end of period	$19.05		$16.98	$15.50		$17.07	$15.55
Total return (4)	12.19	% (5)	9.55%	-3.96	% (6)	12.69%	29.40	% (5)
Net assets, end of period (000s)	$24,243		$23,807	$29,177		$21,326	$5,506
Ratio of expenses to average net assets	2.50	% (7)	2.50%	2.50%		2.50%	2.50	% (7)
Ratio of net investment loss to average net assets	-1.71	% (7)	-1.40%	-1.19%		-1.10%	-1.42	% (7)
Portfolio Turnover Rate	38	% (5)	119%	122%		85%	73	% (5)

(1)	The 13D Activist Fund’s Class C commenced operations on December 11, 2012.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable redemption fees.

(5)	Not annualized.

(6)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

(7)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the Six Months		For the Year	For the Year		For the Year	For the Year	For the Period
	Ended		Ended	Ended		Ended	Ended	Ended
	March 31, 2017		September 30, 2016	September 30, 2015		September 30, 2014	September 30, 2013	September 30, 2012 (1)
	(Unaudited)

Net asset value, beginning of period	$17.07		$15.43	$16.83		$15.19	$11.53	$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)		(0.06)	(0.03)		(0.02)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.24		1.70	(0.43)		2.07	4.11	1.59
Total from investment operations	2.18		1.64	(0.46)		2.05	4.04	1.53
Paid-in-Capital from
redemption fees (2)(3)	0.00		0.00	0.00		0.00	0.00	0.00
Less distributions from:
Net realized gains	—		—	(0.94)		(0.41)	(0.38)	—
Net asset value, end of period	$19.25		$17.07	$15.43		$16.83	$15.19	$11.53
Total return (4)	12.77	% (5)	10.63%	-2.97	% (6)	13.81%	36.00%	15.30	% (5,7)
Net assets, end of period (000s)	$196,674		$172,370	$307,175		$240,599	$31,413	$4,564
Ratio of expenses to average net assets	1.50	% (8)	1.50%	1.50%		1.50%	1.50%	1.50	% (8)

Ratio of net investment loss to average net assets	-0.70	% (8)	-0.38%	-0.18%		-0.14%	-0.51%	-0.70	% (8)
Portfolio Turnover Rate	38	% (5)	119%	122%		85%	73%	76	% (5)

(1)	The 13D Activist Fund’s Class I commenced operations on December 28, 2011.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable redemption fees.

(5)	Not annualized.

(6)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

(7)	As a result of a trade error, the Fund experienced a loss totaling $23 for the period ended September 30, 2012, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

(8)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2017

1.	ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares; Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2017 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$254,771,479	$—	$—	$254,771,479
Short-Term Investments	13,020,267	—	—	13,020,267
Total Investments	$267,791,746	$—	$—	$267,791,746

The Fund did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the six months ended March 31, 2017, the Fund did not have any realized gains and losses on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2014 through 2016, or expected to be taken in the Fund’s September 30, 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $92,219,411 and $ 108,634,136, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

13D Management LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended March 31, 2017 the Adviser earned advisory fees of $1,909,088.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”). Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the six months ended March 31, 2017, the Class A and Class C shares incurred distribution fees in the amount of $59,907 and $118,463, respectively, payable to ALPS Distributors, Inc., the Fund’s distributor.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the six months ended March 31, 2017, the Trustees received fees in the amount of $2,152, with respect to the Fund, paid by the Adviser.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2017, the Class A, Class C and Class I assessed $240, $123 and $982 in redemption fees , respectively.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2015 was as follows:

Fiscal Year Ended
September 30, 2015
Ordinary Income	$15,024,249
Long-Term Capital Gain	4,832,842
$19,857,091

There were no distributions paid during the fiscal year ended September 30, 2016.

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Post October Loss	Capital Loss	Unrealized	Total
and	Carry	Appreciation/	Accumulated
Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficit)
$(6,140,785)	$(11,481,428)	$20,168,975	$2,546,762

The difference between book basis and tax basis accumulated net realized loss and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $1,280,623.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $4,860,162.

At September 30, 2016, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$10,084,953	$1,396,475	$11,481,428

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains/ (losses), net operating losses, and tax adjustments for real estate investment trusts resulted in reclassification for the year ended September 30, 2016 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(1,375,438)	$1,306,511	$68,927

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2017

7.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13D Activist Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2017

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and contingent deferred sales charges on certain sales of Class A and Class C shares and redemption fees on certain sales of Class A, Class C or Class I shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	10/1/16	3/31/17	10/1/16 – 3/31/17*	Expense Ratio
Class A	$1,000.00	$1,126.50	$ 9.28	1.75%
Class C	$1,000.00	$1,121.90	$ 13.23	2.50%
Class I	$1,000.00	$1,127.70	$ 7.96	1.50%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	10/1/16	3/31/17	10/1/16 – 3/31/17*	Expense Ratio
Class A	$1,000.00	$1,016.21	$ 8.80	1.75%
Class C	$1,000.00	$1,012.47	$ 12.54	2.50%
Class I	$1,000.00	$1,017.45	$ 7.54	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2017

13D Activist Fund (Adviser – 13D Management LLC)*

In connection with the regular meeting held on November 17-18, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between 13D Management LLC (“13D Management”) and the Trust, with respect to the 13D Activist Fund (“13D” or the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that 13D Management was founded in December 2011 for the purpose of managing 13D, which has approximately $244 million in assets. They reviewed the experience of the key personnel responsible for advising the Fund, noting that the adviser’s principal specializes in shareholder activism. The Trustees discussed the adviser’s investment process, noting that it involved analyzing 13D research filings, identifying the activist, examining various factors, and ultimately selecting a security and allocating appropriately to the portfolio. They reviewed the adviser’s risk management process, noting the adviser attempts to mitigate risk through careful security selection and robust research process. The Trustees noted that the adviser monitored compliance with the Fund’s investment limitations on a pre-trade and post-trade basis, and selected and evaluates brokers based on various factors. The Trustees considered that the adviser’s investment process and strategy involved a high degree of expertise and effort, and they observed that the adviser had recently devoted more resources to the firm to the benefit of the Fund. The Board concluded that the adviser should continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees discussed the Fund’s objective of capital appreciation, noted the Fund’s Morningstar category and current 3-star rating, and observed the recent decrease in total Fund assets. They noted the Fund had very favorable performance until 2015, when the Fund’s strategy of shareholder activism fell out of favor and the Fund experienced a substantial decline. They noted that over the 1-year and 2-year period, the Fund had lagged both the Morningstar category and the Fund’s benchmark, the S&P 500, mainly because of the adverse performance experienced by the Fund in the second half of 2015. They further noted that year-to-date, the Fund had experienced improved performance and was currently outperforming both the Morningstar category and the Fund’s benchmark. They considered that the Fund’s strategy had created more volatility, which had hurt its Sharpe ratio, but that the Fund had, since inception, generated capital appreciation for shareholders in line with its stated objective. The Trustees reasoned that the adviser continued to execute the stated strategy satisfactorily through up and down market environments and should be retained.

Fees and Expenses. The Trustees noted the adviser charged an advisory fee of 1.50% for services provided to the Fund. They noted that the fee was higher than the peer group average and substantially higher than the Morningstar category average, but within the range of fees charged by each of the peer group funds and the Morningstar category. They considered, however, that the advisory fee was a unitary fee, and only a portion of that fee is attributable to advisory services and the remainder was attributable to administrative, fund accounting, transfer agency, and other fund operational expenses. They noted the benefit the relatively uncommon unitary fee structure provided in expense certainty, and that the unitary fee was below the peer group average net expense ratio and well within the range of the Morningstar category’s net expense ratios. They further noted that although the adviser had not implemented an expense limitation, it had effectively limited expenses to 1.50% through the use of a unitary fee. The Trustees agreed that when compared to the net expense ratio of the peer group and Morningstar category, the Fund’s fee was reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the adviser’s management of the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time. The Trustees discussed the adviser’s position on breakpoints and agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continues to grow.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They agreed that although the dollar amount of profit was relatively high, the Fund benefits from proprietary, affiliated research that was not fully reflected in the adviser’s reported expenses. They further considered that the unitary fee structure benefited shareholders because unlike an expense limitation agreement, it does not allow the adviser to recapture any previously incurred expenses during previous periods of net loss. The Trustees concluded that the adviser’s profitability was reasonable and that excessive profitability was not a concern at this time.

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2017

Conclusion. Having requested and received such information from 13D Management as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the Fund and the shareholders of 13D Activist Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-413-3228.

INVESTMENT ADVISER
13D Management LLC
152 West 57th Street, 41st Floor
New York, NY 10019

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/8/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 6/8/17